Report of
Independent
Registered Public
Accounting Firm


To the Shareholders
and
Board of Trustees of
Federated Total
Return Series, Inc.

In planning and
performing our
audits of the
financial statements
of Federated
Mortgage Fund and
Federated Ultrashort
Bond Fund, each a
portfolio of
Federated Total
Return Series, Inc
(collectively, the
Funds) as of and for
the year ended
September 30, 2013,
in accordance with
the standards of the
Public Company
Accounting
Oversight Board
(United States), we
considered the
Funds? internal
control over
financial reporting,
including controls
over safeguarding
securities, as a basis
for designing our
auditing procedures
for the purpose of
expressing our
opinion on the
financial statements
and to comply with
the requirements of
Form N-SAR, but
not for the purpose
of expressing an
opinion on the
effectiveness of the
Funds? internal
control over
financial reporting.
Accordingly, we
express no such
opinion.

Management of the
Funds is responsible
for establishing and
maintaining
effective internal
control over
financial reporting.
In fulfilling this
responsibility,
estimates and
judgments by
management are
required to assess
the expected benefits
and related costs of
controls. A
company?s internal
control over
financial reporting is
a process designed
to provide
reasonable assurance
regarding the
reliability of
financial reporting
and the preparation
of financial
statements for
external purposes in
accordance with
generally accepted
accounting
principles. A
company?s internal
control over
financial reporting
includes those
policies and
procedures that (1)
pertain to the
maintenance of
records that, in
reasonable detail,
accurately and fairly
reflect the
transactions and
dispositions of the
assets of the
company; (2)
provide reasonable
assurance that
transactions are
recorded as
necessary to permit
preparation of
financial statements
in accordance with
generally accepted
accounting
principles, and that
receipts and
expenditures of the
company are being
made in accordance
with authorizations
of management and
directors of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of the
unauthorized
acquisition, use, or
disposition of the
company?s assets
that could have a
material effect on
the financial
statements.

Because of its
inherent limitations,
internal control over
financial reporting
may not prevent or
detect
misstatements. Also,
projections of any
evaluation of
effectiveness to
future periods are
subject to the risk
that controls may
become inadequate
because of changes
in conditions, or that
the degree of
compliance with the
policies or
procedures may
deteriorate.

A deficiency in
internal control over
financial reporting
exists when the
design or operation
of a control does not
allow management
or employees, in the
normal course of
performing their
assigned functions,
to prevent or detect
misstatements on a
timely basis. A
material weakness is
a deficiency, or a
combination of
deficiencies, in
internal control over
financial reporting,
such that there is a
reasonable
possibility that a
material
misstatement of the
Funds? annual or
interim financial
statements will not
be prevented or
detected on a timely
basis.

Our consideration of
the Funds? internal
control over
financial reporting
was for the limited
purpose described in
the first paragraph
and would not
necessarily disclose
all deficiencies in
internal control that
might be material
weaknesses under
standards established
by the Public
Company
Accounting
Oversight Board
(United States).
However, we noted
no deficiencies in
the Funds? internal
control over
financial reporting
and its operation,
including controls
over safeguarding
securities that we
consider to be a
material weakness as
defined above as of
September 30, 2013.

This report is
intended solely for
the information and
use of management
and the Board of
Trustees of
Federated Total
Return Series, Inc.
and the Securities
and Exchange
Commission and is
not intended to be
and should not be
used by anyone
other than those
specified parties.

/s/ KPMG

Boston,
Massachusetts
November 21, 2013